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                                                                   EXHIBIT 10.69

                                                                [EXECUTION COPY]




             AMENDMENT NO. 3 TO CREDIT AGREEMENT

          AMENDMENT dated as of February 12, 1996 among BEVERLY HEALTH & REHABILITATION SERVICES, INC., a California corporation (the "Borrower"), BEVERLY ENTERPRISES, INC., a Delaware corporation (the "Guarantor"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent and Issuing Bank.


                                 WITNESSETH :


          WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of November 1, 1994 (as amended, the "Credit Agreement"); and

          WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter provided;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

          SECTION 2.  Amendment of Section 5.13(a) of the Credit Agreement.
Section 5.13(a) of the Credit Agreement is hereby amended by restating clause
(xv) in its entirety as follows:

          "(xv) Debt in respect of the Guarantor's $180,000,000 Senior Notes due 2006 issued in the first quarter of 1996; provided that not less than $170,000,000 of the proceeds of such Debt are used to repay (or reimburse the Borrower for repaying after the date hereof) Term Loans, Revolving Loans and Debt





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     permitted under clause (viii) of this subsection (a) with respect to the
     LTCB Financing Documents and the Nippon Financing Documents; and".


          SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, the Guarantor and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                        THE BORROWER

                                        BEVERLY HEALTH & REHABILITATION
                                        SERVICES, INC.



                                        By
                                           Title:



                                        THE GUARANTOR

                                        BEVERLY ENTERPRISES, INC.



                                        By
                                          Title:





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                                         BANKS

                                         MORGAN GUARANTY TRUST COMPANY
                                            OF NEW YORK



                                         By
                                           Title:


                                         CHEMICAL BANK



                                         By
                                            Title:



                                         THE BANK OF NEW YORK




                                         By
                                            Title:



                                         THE LONG-TERM CREDIT BANK OF
                                            JAPAN, LTD.,
                                            LOS ANGELES AGENCY




                                         By
                                            Title:





                                      3
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                                         NATIONSBANK OF TEXAS, N.A.




                                         By
                                            Title:  Vice President
                                                    Michael B. Hobbs


                                         PNC BANK, NATIONAL ASSOCIATION


                                         By
                                            Title:



                                         BANK OF AMERICA



                                         By
                                              Title:



                                         BANK OF MONTREAL



                                         By
                                              Title:



                                         THE BANK OF NOVA SCOTIA




                                         By
                                              Title:





                                      4
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                                         BHF-BANK AKTIENGESELLSCHAFT



                                         By
                                             Title:




                                         THE NIPPON CREDIT BANK, LTD.




                                         By
                                              Title:



                                         BANK OF HAWAII



                                         By
                                              Title:



                                         AGENT AND ISSUING BANK

                                         MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK,
                                         as Agent and Issuing
                                         Bank




                                         By
                                              Title:





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